March 11, 2019

State Street Bank and Trust Company

1 Heritage Drive

North Quincy, MA 02171

Attention: Stephen V. Russo, Vice President

RE:	Schwab Funds

Ladies and Gentlemen:

Reference is made to the Master Fund Accounting and Services Agreement between us dated as of October 1, 2005, as amended and supplemented (the “Agreement”). Pursuant to the Agreement, this letter is to provide notice of clarification to Appendix A to the Agreement. Appendix A has been modified to identify funds that are classified as fund of funds. A revised Appendix A to the Agreement is attached hereto.

Please indicate your acceptance of the modified Appendix A by executing two copies of this letter, returning one to us and retaining one copy for your records.

Very truly yours,

EACH OF THE ENTITIES SET FORTH ON APPENDIX A HERETO

By:	/s/ Mark Fischer
Name:	Mark Fischer
Title:	Treasurer and Chief Financial Officer

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/Andrew Erickson
Name:	Andrew Erickson
Title:	Executive Vice President

APPENDIX A

(Effective December 1, 2017,

Modified March 11, 2019)

TO

MASTER FUND ACCOUNTING AND SERVICES AGREEMENT

MANAGEMENT INVESTMENT COMPANIES AND PORTFOLIOS THEREOF, IF ANY

THE CHARLES SCHWAB FAMILY OF FUNDS

Schwab Money Market Fund

Schwab Value Advantage Money Fund

Schwab Retirement Advantage Money Fund

Schwab Investor Money Fund

Schwab Government Money Fund

Schwab U.S. Treasury Money Fund

Schwab Municipal Money Fund

Schwab California Municipal Money Fund

Schwab New York Municipal Money Fund

Schwab AMT Tax-Free Money Fund

Schwab Cash Reserves

Schwab Advisor Cash Reserves

Schwab Treasury Obligations Money Fund

Schwab Variable Share Price Money Fund

Schwab Retirement Government Money Fund

SCHWAB INVESTMENTS

Schwab 1000 Index Fund

Schwab GNMA Fund

Schwab Tax-Free Bond Fund

Schwab California Tax-Free Bond Fund

Schwab Treasury Inflation Protected Securities Index Fund

Schwab Intermediate-Term Bond Fund

Schwab Global Real Estate Fund

Schwab U.S. Aggregate Bond Index Fund

Schwab Short-Term Bond Index Fund

SCHWAB CAPITAL TRUST

Schwab International Index Fund

Schwab Small-Cap Index Fund

Schwab MarketTrack Growth Portfolio*

Schwab MarketTrack Balanced Portfolio*

Schwab MarketTrack Conservative Portfolio*

Schwab MarketTrack All Equity Portfolio*

Schwab S&P 500 Index Fund

Schwab Dividend Equity Fund

Schwab Small-Cap Equity Fund

Schwab Large-Cap Growth Fund

Schwab Total Stock Market Index Fund

Schwab Health Care Fund

Schwab Target 2010 Fund*

Schwab Target 2015 Fund*

Schwab Target 2020 Fund*

Schwab Target 2025 Fund*

Schwab Target 2030 Fund*

Schwab Target 2035 Fund*

Schwab Target 2040 Fund*

Schwab Target 2045 Fund*

Schwab Target 2050 Fund*

Schwab Target 2055 Fund*

Schwab Target 2060 Fund*

Schwab Target 2010 Index Fund*

Schwab Target 2015 Index Fund*

Schwab Target 2020 Index Fund*

Schwab Target 2025 Index Fund*

Schwab Target 2030 Index Fund*

Schwab Target 2035 Index Fund*

Schwab Target 2040 Index Fund*

Schwab Target 2045 Index Fund*

Schwab Target 2050 Index Fund*

Schwab Target 2055 Index Fund*

Schwab Target 2060 Index Fund*

Schwab Core Equity Fund

Schwab Hedged Equity Fund

Laudus International MarketMasters Fund

Laudus Small-Cap MarketMasters Fund

Schwab Balanced Fund *

Schwab Fundamental US Small Company Index Fund

Schwab Fundamental US Large Company Index Fund

Schwab Fundamental International Large Company Index Fund

Schwab Fundamental Emerging Markets Large Company Index Fund

Schwab Fundamental International Small Company Index Fund

Schwab Monthly Income Fund - Moderate Payout *

Schwab Monthly Income Fund - Enhanced Payout *

Schwab Monthly Income Fund - Maximum Payout *

Schwab International Core Equity Fund

Schwab Fundamental Global Real Estate Index Fund

Schwab U.S. Large-Cap Growth Index Fund

Schwab U.S. Large-Cap Value Index Fund

Schwab U.S. Mid-Cap Index Fund

SCHWAB ANNUITY PORTFOLIOS

Schwab Government Money Market Portfolio

Schwab S&P 500 Index Portfolio

Schwab MarketTrack Growth Portfolio II*

Schwab VIT Balanced Portfolio*

Schwab VIT Balanced with Growth Portfolio*

Schwab VIT Growth Portfolio*

SCHWAB STRATEGIC TRUST

Schwab U.S. Broad Market ETF

Schwab U.S. Large-Cap ETF

Schwab U.S. Large-Cap Growth ETF

Schwab U.S. Large-Cap Value ETF

Schwab U.S. Small-Cap ETF

Schwab International Equity ETF

Schwab International Small-Cap Equity ETF

Schwab Emerging Markets Equity ETF

Schwab U.S. TIPS ETF

Schwab Short-Term U.S. Treasury ETF

Schwab Intermediate-Term U.S. Treasury ETF

Schwab U.S. REIT ETF

Schwab U.S. Mid-Cap ETF

Schwab U.S. Aggregate Bond ETF

Schwab U.S. Dividend Equity ETF

Schwab Fundamental U.S. Broad Market Index ETF

Schwab Fundamental U.S. Large Company Index ETF

Schwab Fundamental U.S. Small Company Index ETF

Schwab Fundamental International Large Company Index ETF

Schwab Fundamental International Small Company Index ETF

Schwab Fundamental Emerging Markets Large Company Index ETF

Schwab 1000 Index ETF

*	Indicates Fund of Funds